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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): December 29, 2005


                         GS Mortgage Securities Corp.
     (as depositor for the GSAA Home Equity Trust 2005-15 formed pursuant to a Trust Agreement, relating to the GSAA Home Equity Trust 2005-15, Asset-Backed Certificates, Series 2005-15)
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                   333-120274                  13-3387389
----------------------------   --------------------------  ---------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

          85 Broad Street, New York, New York                      10004
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       (Address of Principal Executive Offices)                 (Zip Code)



                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.
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Item 8.01.  Other Events.
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      On December 29, 2005, GS Mortgage Securities Corp. (the "Company")
caused the issuance, pursuant to a Trust Agreement, dated as of December 1, 2005 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company as custodian, Wells Fargo Bank, N.A., as master servicer and securities administrator and HSBC Bank USA, National Association, as trustee of GSAA Home Equity Trust 2005-15, Asset-Backed Certificates, Series 2005-15 (the "Certificates"), issued in sixteen classes. The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class, Class M-6, Class B-1, Class B-2, Class R-1 and Class R-2 Certificates, with an aggregate scheduled principal balance as of December 1, 2005 of 875,975,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of December 20, 2005, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 4.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.
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Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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      Not applicable.

(b) Pro forma financial information:
    -------------------------------

      Not applicable.

(c) Exhibits:                                                            Page:
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    Exhibit 4   Trust Agreement, dated as of December 1, 2005, among GS      4
                Mortgage Securities Corp., as depositor, Deutsche Bank
                National Trust Company, as custodian, Wells Fargo Bank,
                N.A., as master servicer and securities administrator and HSBC Bank, USA, National Association, as trustee

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   January 17, 2006


                                         GS MORTGAGE SECURITIES CORP.



                                         By:  /s/ Michelle Gill
                                              ------------------------
                                              Name:   Michelle Gill
                                              Title:  Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
-------------

Item 601(a) of                     Description
--------------                     -----------
Regulation S-K                                                          Paper (P) or Electronic (E)
--------------                                                          ---------------------------
        4       Trust Agreement, dated as of December 1, 2005,                         E
                among GS Mortgage Securities Corp., as depositor,
                Deutsche Bank National Trust Company as custodian,
                Wells Fargo Bank, N.A., as master servicer, and
                securities administrator and HSBC Bank USA,
                National Association, as trustee